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                                 THIRD AMENDMENT
                            TO THE AVATEX CORPORATION
                  1993 STOCK OPTION AND PERFORMANCE AWARD PLAN
                  --------------------------------------------

                (FORMERLY KNOWN AS THE NATIONAL INTERGROUP, INC.
                  1993 STOCK OPTION AND PERFORMANCE AWARD PLAN)

         This Third Amendment to the Avatex Corporation Stock Option and Performance Award Plan (formerly known as the National Intergroup, Inc. 1993 Stock Option and Performance Award Plan), as amended by the Amendment thereto dated October 12, 1994 and the Second Amendment thereto dated June 21, 1999 (as so amended, the "Plan"), dated as of March __, 2000, is made and entered into by Avatex Corporation, a Delaware corporation formerly known as National Intergroup, Inc. (the "Company"). Terms not used in this Amendment shall have the meaning ascribed thereto in the Plan unless otherwise specifically defined herein.

         WHEREAS, the Company adopted the Plan following its approval by stockholders at the Company's annual meeting of stockholders on July 21, 1993; and

         WHEREAS, the Plan, as originally adopted, set forth specific requirements with respect to the administration of the Plan in accordance with the rules and regulations promulgated by the Securities and Exchange Commission (the "SEC") that were in effect at that time; and

         WHEREAS, since the adoption of the Plan, the SEC has substantially revised Rule 16b-3 under Section 16(b) of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), with respect to the granting of stock options to officers and directors and the administration of stock option plans; and

         WHEREAS, revised Rule 16b-3 is generally considered to be broader in coverage and less restrictive in application than the previous version of Rule 16b-3 that was in effect at the time the Plan was originally adopted; and

         WHEREAS, Section 15 of the Plan provides that the Board of Directors of the Company may amend or modify the Plan at any time, and the Board is specifically authorized to amend the Plan to comply with Rule 16b-3 (or any successor rule) under the Exchange Act; and

         WHEREAS, the Plan also identifies the committee of the Board of Directors that is authorized to administer the Plan as the Personnel and Compensation Committee, and the Personnel and Compensation Committee merged with the Finance and Pension Committee of the Board in February 1998 to form the Finance and Personnel Committee; and


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         WHEREAS, the Company desires to amend the Plan to conform to the provisions of revised Rule 16b-3 under the Exchange Act and to reflect the name of the committee of the Board that now administers the Plan;

         NOW, THEREFORE, the Plan is hereby amended, effective March 31, 2000 as follows:

         1. Section 2 of the Plan, entitled "Administration", is hereby amended in its entirety and replaced with the following:

                  ADMINISTRATION. The Plan shall be administered by the Finance and Personnel Committee, or any successor thereto, of the Board of Directors of the Company or by such other committee, as may be determined by the Board of Directors (the "Committee"). The Committee shall consist of not less than two members of the Board of Directors of the Company. The Committee shall administer the Plan so as to comply all times with the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the members of the Committee, shall be the acts of the Committee.

         2. This Third Amendment shall become effective upon approval by the Board of Directors of the Company and execution by an authorized officer or the Company.


         IN WITNESS WHEREOF, the Company hereby executes this Amendment on the date first above written.

                                               AVATEX CORPORATION

                                               By:
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                                               Name:
                                                        ---------------------
                                               Title:
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